SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



Date of Report:  July 27, 1998
(Date of earliest event reported)



Commission      Registrant; State of Incorporation         IRS Employer
file number       Address; and Telephone Number         Identification No.

1-11337            WPS RESOURCES CORPORATION                39-1775292
                   (A Wisconsin Corporation)
                     700 North Adams Street
                         P.O. Box 19001
                   Green Bay, WI  53407-9001
                          920-433-1466

1-14347              WPSR CAPITAL TRUST I                   39-6691804
              (A Delaware Statutory Business Trust)
                  c/o WPS Resources Corporation
                     700 North Adams Street
                         P.O. Box 19001
                   Green Bay, WI  53407-9001
                          920-433-1466

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Item 5.   Other Events
------    ------------

          (a)  Underwriting Agreement.  The Registrants have entered into
               ----------------------
an underwriting agreement with A.G. Edwards & Sons, Inc., Robert W. Baird & Co. Incorporated and Legg Mason Wood Walker, Incorporated (the "Underwriting Agreement") in connection with the offering of the 7.00% Trust Preserved Securities (the "Trust Preferred Securities") of WPSR Capital Trust I (the "Trust") and the Guarantees of WPS Resources Corporation ("WPSR") with respect thereto, registered with the Securities and Exchange Commission on Form S-3 (Reg. Nos. 333-56737 and 333-56737-01). The Underwriting Agreement is filed herewith as Exhibit 1.

          (b)  Amended and Restated Declaration of Trust.  WPSR has entered
               -----------------------------------------
into an Amended and Restated Declaration of Trust for the Trust (the "Declaration") with State Street Bank and Trust Company, as Property Trustee, First Union Trust Company, National Association, as Delaware trustee, and Daniel P. Bittner and Ralph G. Baeten as Administrative Trustees, in connection with the offering of the Trust Preferred Securities. A copy of the Declaration is filed herewith as Exhibit 4.1.

          (c)  Indenture and First Supplemental Indenture.  WPSR has
               ------------------------------------------
entered into an Indenture and First Supplemental Indenture, both with State Street Bank and Trust Company, as trustee, in connection with the issuance and sale to the Trust of WPSR's 7.00% Junior Subordinated Deferrable Interest Debenture due 2038. Copies of the Indenture and Supplemental Indenture are filed herewith as Exhibits 4.2 and 4.3, respectively.

          (d)  Trust Preferred Securities Guarantee Agreement.  WPSR has
               ----------------------------------------------
entered into a Trust Preferred Securities Guarantee Agreement (the "Guarantee") with State Street Bank and Trust Company, as Guaranty Trustee, in connection with the issuance of the Trust Preferred Securities.


Item 7.     Financial Statements and Exhibits.
------      ---------------------------------

            (c)   Exhibits.
                  --------

            1 Underwriting Agreement dated as of July 27, 1998 among WPSR Capital Trust I and WPS Resources Corporation and A.G. Edwards & Sons, Inc., Robert W. Baird & Co. Incorporated and Legg Mason Wood Walker Incorporated.

            4.1 Amended and Restated Declaration of Trust dated as of July 30, 1998 among WPS Resources Corporation as sponsor, State Street Bank and Trust Company as
                  Administrative Trustee, First Union Trust Company, National Association, as Delaware Trustee, and
                  Daniel P. Bittner and Ralph G. Baeten, as Administrative Trustees.

            4.2   Indenture dated as of July 30, 1998, between
                  WPS Resources Corporation and State Street Bank and Trust Company, as trustee.


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            4.3   First Supplemental Indenture dated as of July 30,
                  1998, between WPS Resources Corporation and State Street Bank and Trust Company, as trustee.

            4.4 Trust Preferred Securities Guarantee Agreement dated as of July 30, 1998, between WPS Resources Corporation and State Street Bank and Trust Company, guarantee trustee.


                                 SIGNATURES
                                 ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WPSR CAPITAL TRUST I


                              By:  WPS Resources Corporation, Sponsor

                              By:  /s/ Daniel P. Bittner
                                   -------------------------------------
                                   Name:   Daniel P. Bittner
                                   Title:  Vice President


                              WPS RESOURCES CORPORATION


                              By:  /s/ Daniel P. Bittner
                                   -------------------------------------
                                   Name:   Daniel P. Bittner
                                   Title:  Vice President


Date:  July 27, 1998

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                               EXHIBIT INDEX
                               -------------


Exhibit.
-------

1 Underwriting Agreement dated as of July 27, 1998 among WPSR Capital Trust I and WPS Resources Corporation and A.G. Edwards & Sons, Inc., Robert W. Baird & Co. Incorporated and Legg Mason Wood Walker Incorporated.

4.1 Amended and Restated Declaration of Trust dated as of July 30, 1998 among WPS Resources Corporation as sponsor, State Street Bank and Trust Company as Administrative Trustee, First Union Trust Company, National Association, as Delaware Trustee, and Daniel P. Bittner and Ralph G. Baeten as Administrative Trustees.

4.2 Indenture dated as of July 30, 1998, between WPS Resources Corporation and State Street Bank and Trust Company, as trustee.

4.3 First Supplemental Indenture dated as of July 30, 1998, between WPS Resources Corporation and State Street Bank and Trust Company, as trustee.

4.4 Trust Preferred Securities Guarantee Agreement dated as of July 30, 1998, between WPS Resources Corporation and
             State Street Bank and Trust Company, as guarantee trustee.

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